UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2018

CSX CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement

On November 7, 2018, CSX Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the Underwriters named therein (the “Underwriters”) for the public offering of $350,000,000 aggregate principal amount of the Company’s 4.250% Notes due 2029 and $650,000,000 aggregate principal amount of the Company’s 4.750% Notes due 2048 (collectively, the “Notes”). The Notes were issued pursuant to an indenture, dated as of August 1, 1990, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as trustee, as supplemented by a First Supplemental Indenture dated as of June 15, 1991, a Second Supplemental Indenture dated as of May 6, 1997, a Third Supplemental Indenture dated as of April 22, 1998, a Fourth Supplemental Indenture dated as of October 30, 2001, a Fifth Supplemental Indenture dated as of October 27, 2003, a Sixth Supplemental Indenture dated as of September 23, 2004, a Seventh Supplemental Indenture dated as of April 25, 2007 and an Eighth Supplemental Indenture dated as of March 24, 2010 (collectively, the “Indenture”), and an Action of Authorized Pricing Officers dated as of November 7, 2018. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3ASR (Registration No. 333-209541) which became effective February 12, 2016. On November 9, 2018, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b)(2) under the Act, its Prospectus, dated February 12, 2016, and Prospectus Supplement, dated November 7, 2018, pertaining to the offering and sale of the Notes.

The forms of the Notes are filed as Exhibits 4.2 and 4.3 to this Report and are incorporated by reference in this Report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits required to be filed by Item 601 of Regulation S-K.

The following exhibits are filed as a part of this Report.

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 7, 2018, among CSX Corporation and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the Underwriters named therein.
4.1	Action of Authorized Pricing Officers of CSX Corporation dated November 7, 2018.
4.2	Form of 2029 Notes.
4.3	Form of 2048 Notes.
5.1.1	Opinion of Davis Polk & Wardwell LLP.
5.1.2	Opinion of Hunton Andrews Kurth LLP.
23.1.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1.1).
23.1.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.1.2).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSX CORPORATION

Date:	November 14, 2018	By:	/s/ Sean Pelkey
			Name:	Sean Pelkey
			Title:	Vice President and Treasurer